U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: October 29, 2014


                      URBAN TELEVISION NETWORK CORPORATION
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             (Exact Name of registrant as specified in its Charter)




        Nevada                        33-58972                    22-2800078
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(State of Incorporation)        Commission File No.           (IRS Employer
                                                           Identification No)



1315 North Bullis Road Suite 6 Compton, California               90221
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    (Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, (   424   )      338     -      6260
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300 RadioShack Circle, Ste. T3-381, Forth Worth, Texas 76102

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                     (Registrant's former name and address)
















Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Officers.

(b)      Resignation of an Officer and Director

On October 29, 2014 the Board of Directors accepted the resignation of Randy Moseley, dated October 5, 2014, as Chief Executive Officer, Chief Financial Officer and as a member of our Board of Directors. Mr. Moseley's Resignation was not the result of any disagreement between us and him.

A copy of the press release issued by the Company announcing the resignation of Mr. Moseley is filed as Exhibit (100) to this Form 8-K.


Item 9.01 Financial Statements and Exhibits.

(c)   Exhibits.

(100)  Urban Television Network Corporation Press Release dated October 29,
2014



SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Urban Television Network Corporation
Dated: October 29, 2014
                                         /s/ Joseph Collins
                                         ---------------------------------
                                         By: Joseph Collins
                                         Title: Chief Executive Officer